Exhibit 99.3
CHAPEL STEEL CORP. AND AFFILIATES
June 30, 2005
CONTENTS

INDEPENDENT AUDITORS’ REPORT	1-2

FINANCIAL STATEMENTS

Consolidated Balance Sheet	3

Consolidated Statement of Operations	4

Consolidated Statement of Changes in Shareholders’ Equity, Members’ Equity and Partners’ Capital (Deficit)	5-6

Consolidated Statement of Cash Flows	7

Notes to Consolidated Financial Statements	8-17

SUPPLEMENTARY INFORMATION

Schedule I — Consolidating Balance Sheet	18-19

Schedule II — Consolidating Schedule of Operations	20-21

Independent Auditors’ Report
The Board of Directors
Chapel Steel Corp. and Affiliates
Spring House, Pennsylvania
We have audited the accompanying consolidated balance sheet of Chapel Steel Corp. and Affiliates as of June 30, 2005, and the related consolidated statements of operations, changes in shareholders’ equity, members’ equity and partners’ capital (deficit), and cash flows for the six months ended June 30, 2005. These financial statements are the responsibility of Chapel Steel Corp. and Affiliates’ management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audit provides a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Chapel Steel Corp. and Affiliates as of June 30, 2005, and the results of their operations and their cash flows for the six months then ended in conformity with accounting principles generally accepted in the United States of America.
As described in Note 2 to the consolidated financial statements, Chapel Steel Corp. leases certain warehousing and fabrication facilities from entities that are subject to the provisions of Interpretation No. 46R (FIN 46R), Consolidation of Variable Interest Entities, issued by the Financial Accounting Standards Board. Chapel Steel Corp. adopted the provisions of FIN 46R for these variable interest entities on January 1, 2005, the effect of which is shown as a cumulative effect of a change in accounting principle in the accompanying consolidated financial statements. Chapel Steel Corp. also leases its corporate offices from an entity that is subject to the provisions of FIN 46R. Chapel Steel Corp. adopted FIN 46R related to this entity during 2004, the year in which the entity was formed.
In addition, as described in Note 11 to the consolidated financial statements, all of the outstanding common stock of Chapel Steel Corp. was sold to an unrelated company on July 1, 2005.

Our audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The consolidating information is presented for purposes of additional analysis of the basic consolidated financial statements rather than to present the financial position and results of operations of the individual companies. The consolidating information has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.
/s/ Kreischer Miller
Horsham, Pennsylvania
August 5, 2005

CHAPEL STEEL CORP. AND AFFILIATES
Consolidated Balance Sheet
June 30, 2005

ASSETS
Current assets:
Cash and cash equivalents	$588,719
Accounts receivable, trade, net of allowance for doubtful accounts of $557,000	24,549,529
Inventories, net of reserves of $2,220,000	26,261,258
Prepaid expenses and other current assets	605,370

Total current assets	52,004,876

Property, plant and equipment, net	11,485,708

Other assets, net	302,345

$63,792,929

LIABILITIES AND SHAREHOLDERS’ EQUITY, MEMBERS’ EQUITY AND PARTNERS’ CAPITAL
Current liabilities:
Line of credit	$16,770,156
Mortgages payable	224,052
Bonds payable	600,000
Loan from partner	150,818
Accounts payable	15,622,118
Accrued expenses	1,528,313
Customer deposits	593,804

Total current liabilities	35,489,261

Mortgages payable, net of current portion	3,051,900
Bonds payable, net of current portion	2,830,000
Loan from partner, net of current portion	1,700,280

43,071,441

Shareholders’ equity, Members’ equity and Partners’ capital:
Common stock, par value $1 per share; 100,000 shares authorized, 1,097 shares issued and 597 shares outstanding	597
Additional paid-in capital	207,247
Treasury stock, 500 shares, at cost	(120,900)
Retained earnings	19,270,710
Members’ equity	802,143
Partners’ capital	561,691

20,721,488

$63,792,929

See accompanying notes to consolidated financial statements.

CHAPEL STEEL CORP. AND AFFILIATES
Consolidated Statement of Operations
Six Months Ended June 30, 2005

Revenues, net	$136,952,745	100.0%

Cost of goods sold	110,197,436	80.5

Gross margin	26,755,309	19.5

Operating expenses (gains):
Selling, general and administrative	9,498,468	6.9
Warehousing	2,387,432	1.7
Compensation programs related to sale	20,887,000	15.3
Interest	330,261	0.2

Gain on sale of property	(320,000)	(0.2)

	32,783,161	23.9

Net loss	$(6,027,852)	(4.4)%

See accompanying notes to consolidated financial statements.

CHAPEL STEEL CORP. AND AFFILIATES
Consolidated Statement of Changes in Shareholders’ Equity, Members’ Equity and Partners’ Capital (Deficit)
Six Months Ended June 30, 2005

		Additional
	Common	Paid-In	Treasury
	Stock	Capital	Stock

Balance, December 31, 2004	$597	$207,247	$(120,900)

Cumulative effect of change in accounting principle due to application of FIN 46R	—	—	—

Balance, December 31, 2004, as adjusted	597	207,247	(120,900)

Net income (loss)	—	—	—

Distributions	—	—	—

Balance, June 30, 2005	$597	$207,247	$(120,900)

See accompanying notes to consolidated financial statements.

		Partners’
Retained	Members’	Capital
Earnings	Equity	(Deficit)	Total

$29,482,157	$—	$(16,125)	$29,552,976

637,271	629,910	214,946	1,482,127

30,119,428	629,910	198,821	31,035,103

(6,576,935)	185,013	364,070	(6,027,852)

(4,271,783)	(12,780)	(1,200)	(4,285,763)

$19,270,710	$802,143	$561,691	$20,721,488

CHAPEL STEEL CORP. AND AFFILIATES
Consolidated Statement of Cash Flows
Six Months Ended June 30, 2005

Cash flows from operating activities:
Net loss	$(6,027,852)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	433,089
Allowance for doubtful accounts	51,100
Reserves for inventories	568,007
Gain on sale of property, plant and equipment	(320,000)
Decrease in:
Accounts receivable, trade	894,439
Inventories	385,644
Prepaid expenses and other current assets	1,659,269
Other assets, net	201,587
Increase (decrease) in:
Accounts payable	10,758,644
Accrued expenses	(5,767,967)
Customer deposits	(84,623)

Net cash provided by operating activities	2,751,337

Cash flows from investing activities:
Purchase of property, plant and equipment	(547,958)
Proceeds from disposal of property, plant and equipment	1,000,000

Net cash provided by investing activities	452,042

Cash flows from financing activities:
Net borrowings on line of credit	16,770,156
Repayments of mortgages	(835,660)
Repayments of bonds	(400,000)
Payments to shareholders and partner	(935,403)
Distributions paid to shareholders, partners and members	(24,884,903)

Net cash used in financing activities	(10,285,810)

Net decrease in cash and cash equivalents	(7,082,431)

Cash and cash equivalents, beginning of period	7,671,150

Cash and cash equivalents, end of period	$588,719

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$334,281

See accompanying notes to consolidated financial statements.

CHAPEL STEEL CORP. AND AFFILIATES
Notes to Consolidated Financial Statements
June 30, 2005
(1)	Nature of Business
Chapel Steel Corp. is a distributor and fabricator of steel plates. The Company’s headquarters are located in Pennsylvania with warehousing and fabrication facilities in Pennsylvania, Illinois, Alabama, Oregon, Texas, Ohio and Ontario. The Company sells its products predominantly throughout the United States and Canada.
(2)	Summary of Significant Accounting Policies
Principles of Consolidation
The accompanying consolidated financial statements include the accounts of Chapel Steel Corp., JRS Realty Associates, LLC, Triple J Realty Co., Ltd., Four J Realty Associates, Ltd., and Matrix 2004 Associates, LP (collectively, the Company).
JRS Realty Associates, LLC, Triple J Realty Co., Ltd., Four J Realty Associates, Ltd., and Matrix 2004 Associates, LP (collectively, the Real Estate Entities) lease to Chapel Steel Corp. its warehousing facilities, fabrication facilities, and its corporate offices. JRS Realty Associates, LLC, Triple J Realty Co., Ltd., and Four J Realty Associates, Ltd., are owned by the majority shareholder of Chapel Steel Corp. Matrix 2004 Associates, LP is owned by the majority shareholder and certain employees of Chapel Steel Corp. The Real Estate Entities have been consolidated in the accompanying financial statements in accordance with the provisions of Interpretation No. 46R, Consolidation of Variable Interest Entities, issued by the Financial Accounting Standards Board.
Cash and Cash Equivalents
The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents.
Inventories
Inventories, which consist of finished goods, are stated at the lower of average cost or market. Chapel Steel Corp. records a reserve against inventory to reduce the carrying value to market.
Escrow Deposits
Escrow deposits include amounts held by the trustee under the indenture agreement related to the 1998 Series A Industrial Revenue Bonds on behalf of JRS Realty Associates, LLC. Escrow deposits are included in prepaid expense and other current assets in the accompanying consolidated balance sheet.
Continued...

CHAPEL STEEL CORP. AND AFFILIATES
Notes to Consolidated Financial Statements
June 30, 2005
(2)	Summary of Significant Accounting Policies, Continued
Property, Plant and Equipment
Property, plant and equipment are recorded at cost and are depreciated over the estimated useful lives of the related assets. Leasehold improvements are amortized over the lesser of the term of the related lease or the estimated useful lives of the assets. Depreciation and amortization are computed using the straight-line method.
Maintenance and repairs are charged to operations as incurred. Betterments and renewals are capitalized. Gains or losses resulting from the sale or disposal of property, plant and equipment are included in the consolidated statement of operations.
Treasury Stock
Chapel Steel Corp. classifies repurchased shares of its common stock as treasury stock and accounts for treasury stock under the cost method.
Revenue Recognition
Chapel Steel Corp. recognizes revenue on product sales upon transfer of ownership. The Real Estate Entities recognize rental income ratably over the term of the lease.
Freight-Out
Chapel Steel Corp. records freight-out expenses as a component of cost of goods sold. Total freight-out expenses were approximately $4,011,000 for the six months ended June 30, 2005.
Advertising
Advertising costs are expensed as incurred. Total advertising expense for the six months ended June 30, 2005 was $3,330.
Continued...

CHAPEL STEEL CORP. AND AFFILIATES
Notes to Consolidated Financial Statements
June 30, 2005
(2)	Summary of Significant Accounting Policies, Continued
Income Taxes
The shareholders of Chapel Steel Corp. have elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code and under similar provisions of state tax law. Accordingly, the results of operations of Chapel Steel Corp. will be reflected in the individual income tax returns of the shareholders based upon their proportionate ownership interests.
Triple J Realty Co., Ltd., Four J Realty Associates, Ltd., and Matrix 2004 Associates, LP are partnerships. Additionally, JRS Realty Associates, LLC’s activity is reported under the partnership provisions of the Internal Revenue Code. Accordingly, the results of operations of these entities will be reflected in the individual income tax returns of the partners and members based on their proportionate ownership interests.
Therefore, there is no provision for income taxes recorded in the accompanying consolidated financial statements.
Concentrations of Risk
Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and accounts receivable. The Company places its cash with a national financial institution. At times, such balances may exceed the FDIC insurance limits. The Company performs ongoing credit evaluations of its customers and generally does not require collateral. An allowance for doubtful accounts is established based on managements’ review of individual account balances. Historically, bad debt expense has been within management’s estimates.
Approximately 45% of purchases in 2005 were from one vendor.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Continued...

CHAPEL STEEL CORP. AND AFFILIATES
Notes to Consolidated Financial Statements
June 30, 2005
(2)	Summary of Significant Accounting Policies, Continued
Recent Accounting Pronouncement
In January 2003, the Financial Accounting Standards Board issued Interpretation No. 46, Consolidation of Variable Interest Entities (FIN 46) with the objective of improving financial reporting by companies involved with variable interest entities. FIN 46 clarifies the application of Accounting Research Bulletin No. 51 to certain entities, defined as variable interest entities, in which equity investors do not have characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated support from other parties. In December 2003, the FASB issued a revision to FIN 46 (FIN 46R) to clarify some of the provisions of FIN 46.
Matrix 2004 Associates, LP was formed during 2004, and as such, Chapel Steel Corp. adopted FIN 46R related to Matrix 2004 Associates, LP during 2004.
On January 1, 2005, Chapel Steel Corp. adopted FIN 46R related to JRS Realty Associates, LLC, Triple J Realty Co., Ltd., and Four J Realty Associates, Ltd., which resulted in the consolidation of these entities with Chapel Steel Corp. for financial reporting purposes. The effect of Chapel Steel Corp. adopting FIN 46R related to JRS Realty Associates, LLC, Triple J Realty Co., Ltd., and Four J Realty Associates, Ltd. as of January 1, 2005, is recorded as a cumulative effect of a change in accounting principle of $1,482,127 in the accompanying consolidated statement of changes in shareholders’ equity, members’ equity and partners’ capital (deficit) as of December 31, 2004.
(3)	Property, Plant and Equipment
Property, plant and equipment consist of the following:

		Estimated
	June 30,	Useful Lives
	2005	(Years)

Land	$1,400,000
Buildings and improvements	8,503,571	10-21
Machinery and equipment	4,757,193	5-7
Office equipment	924,888	5-7
Leasehold improvements	666,663	4-17

	16,252,315
Accumulated depreciation and amortization	(4,766,607)

	$11,485,708

Depreciation and amortization expense related to property, plant and equipment for the six months ended June 30, 2005 was $428,689.

CHAPEL STEEL CORP. AND AFFILIATES
Notes to Consolidated Financial Statements
June 30, 2005
(4)	Line of Credit
Chapel Steel Corp. has available a $30,000,000 line of credit which requires monthly interest payments on outstanding balances. Chapel Steel Corp. may select either the prime rate minus applicable margin (ranging from zero to 1.25%) or the LIBOR rate plus applicable margin, (ranging from 1.50% to 2.75%) at the time of each borrowing. The applicable margin for both the prime and LIBOR rates varies based on Chapel Steel Corp.’s funded debt to earnings before interest, income taxes, depreciation, and amortization, plus rental payments on capital leases (EBITDAR). The interest rate on outstanding borrowings as of June 30, 2005 was 4.84%. Amounts available under the line of credit are reduced by any outstanding letters of credit. There were no outstanding letters of credit at June 30, 2005. The line of credit is collateralized by substantially all of the assets of Chapel Steel Corp. There are certain financial covenants that Chapel Steel Corp. is required to maintain in connection with the line of credit. Outstanding borrowings on the line of credit as of June 30, 2005 were $16,770,156. In connection with the sale of the common stock of Chapel Steel Corp. as described in Note 11, the line of credit was repaid and cancelled on July 1, 2005.
Interest expense on the line of credit for the six months ended June 30, 2005 was $20,519.
(5)	Long-Term Debt
Mortgages Payable
Triple J Realty Co., Ltd. has two mortgages outstanding on the warehousing and fabrication facilities in Alabama that it leases to Chapel Steel Corp.
The first mortgage with an original amount of $1,000,000 bears interest at 6.65%, and is collateralized by underlying real property as well as an assignment of the proceeds from the lease between Triple J Realty Co., Ltd. and Chapel Steel Corp. The mortgage is payable in monthly principal and interest installments of $10,098 through November 1, 2014. The balance outstanding on the mortgage as of June 30, 2005 was $846,352.
The second mortgage with an original amount of $670,000 bears interest at the average weekly yield of 30-day commercial paper plus 2.35% (5.56% at June 30, 2005), and is collateralized by the underlying real property as well as an assignment of the proceeds from the lease between Triple J Realty Co., Ltd. and Chapel Steel Corp. The mortgage is payable in monthly installments with a balloon payment on November 1, 2007. The balance outstanding on the mortgage as of June 30, 2005 was $551,567.
Continued...

CHAPEL STEEL CORP. AND AFFILIATES
Notes to Consolidated Financial Statements
June 30, 2005
(5)	Long-Term Debt, Continued
Mortgages Payable, Continued
Four J Realty Associates, Ltd. has a mortgage on the warehousing and fabrication facilities in Texas that it leases to Chapel Steel Corp. The mortgage with an original amount of $2,252,500 bears interest at 8.75%, and is collateralized by underlying real property as well as an assignment of the proceeds from the lease between Four J Realty Associates, Ltd. and Chapel Steel Corp. The mortgage is payable in monthly principal and interest installments of $22,513 through March 1, 2016. The balance outstanding on the mortgage as of June 30, 2005 was $1,878,033.
Bonds Payable
On December 1, 1998, the Will-Kankakee Regional Development Authority (the Authority) issued $6,000,000 in 1998 Series A Industrial Development Revenue Bonds (the Bonds) pursuant to a trust indenture dated December 1, 1998 between the Authority and Chase Manhattan Trust Company, National Association, as trustee and paying agent. The Bonds mature on December 1, 2018, and bear interest as determined by the terms of the indenture. The rate of interest is determined by the Bonds Remarketing Agent, and is calculated to be the lowest rate of interest that would cause the Bonds to have a market value equal to the principal amount plus accrued interest. The Bonds include a call provision that varies from the date of issuance and provides that the bonds be called at par value, plus accrued interest, and a premium as defined in the bond indenture. The total amount outstanding as of June 30, 2005 was $3,430,000.
JRS Realty Associates, Ltd., used the proceeds from these Bonds to acquire and modify warehousing and fabrication facilities in Chicago, Illinois. As a condition of the issuance of the bonds, a financial institution issued a letter of credit, which was delivered to JRS Realty Associates, Ltd., to collateralize the timely payment of principal and interest on the Bonds. The letter of credit expires on December 15, 2007, and the total outstanding on the letter of credit as of June 30, 2005 was approximately $3,486,000.
In connection with the Bonds, JRS Realty Associates, Ltd. has recorded loan commitment fees and bond issuance costs totaling $173,537 and related accumulated amortization of $58,684 at June 30, 2005. These costs are being amortized over the term of the Bonds, and are included in other assets, net in the accompanying consolidated balance sheet. Total amortization for the six months end June 30, 2005 was approximately $4,400.
Continued...

CHAPEL STEEL CORP. AND AFFILIATES
Notes to Consolidated Financial Statements
June 30, 2005
(5)	Long-Term Debt, Continued
Loan from Partner
In 2004, Matrix 2004 Associates, LP received a loan from one of its partners in the amount of $1,935,000 for the purchase of the Company’s Pennsylvania corporate offices. The balance on the loan at June 30, 2005 was $1,851,098. The loan bears interest at 6%. The loan is payable in monthly principal and interest installments of $21,482 through October 1, 2014, with a payment of the remaining balance due November 1, 2014. Interest expense on the loan from partner was $86,602 for the six months ended June 30, 2005.
Loan Payable to Shareholder
Chapel Steel Corp. had a loan payable to shareholder. Interest on the loan was charged at 7% and was approximately $86,000 for the six months ended June 30, 2005. The terms of the loan required that the outstanding balance and accrued interest be accelerated and due immediately upon the occurrence of changes in control as defined in the related promissory note, or the sale of all or substantially all of the Chapel Steel Corp.’s assets. As a result of the sale of the common stock of Chapel Steel Corp. as described in Note 11, the loan was fully repaid during the six months ended June 30, 2005.
Annual Principal Payments
The aggregate future annual principal payments on long-term debt consist of the following:

Year Ending
June 30,	Amount

2006	$974,870
2007	$995,766
2008	$1,444,814
2009	$1,005,682
2010	$1,035,479
Thereafter	$3,100,439

CHAPEL STEEL CORP. AND AFFILIATES
Notes to Consolidated Financial Statements
June 30, 2005
(6)	Operating Leases
The Company leases warehouse and certain equipment under noncancelable operating leases that expire at various dates through 2010. As of June 30, 2005, future annual minimum lease payments required under these leases are:

Year Ending
June 30,	Amount

2006	$489,881
2007	393,472
2008	178,484
2009	12,799
2010	1,968

$1,076,604

Rental expense related to the operating leases amounted to approximately $317,000 for the six months ended June 30, 2005.
(7)	Executive Compensation Plan
On May 25, 2005, Chapel Steel Corp. adopted an executive compensation plan (the Plan) covering certain key executives of Chapel Steel Corp. Amounts awarded under the Plan were at the discretion of the President of Chapel Steel Corp., and were payable upon a change in ownership control of Chapel Steel Corp. as defined in the Plan. The sale of Chapel Steel Corp., as further described in Note 11 to the consolidated financial statements, triggered payment of all awards under the Plan. The total amount paid under the Plan for the six months ended June 30, 2005 was $20,290,000 and additional bonuses related to the sale totaled $597,000. The Plan was terminated subsequent to the sale of Chapel Steel Corp. in accordance with the Plan document.
(8)	401(k) Plan
Chapel Steel Corp. maintains a 401(k) plan for its employees. Under this plan, employer contributions for eligible employees are discretionary. The Company has accrued $120,000 for the six months ended June 30,2005, for estimated discretionary contributions.

CHAPEL STEEL CORP. AND AFFILIATES
Notes to Consolidated Financial Statements
June 30, 2005
(9)	Rental Income
JRS Realty Associates leases a portion of its Chicago warehouse and fabricating facilities to an unrelated company under an operating lease. The lease expires in 2018, with one 20 year renewal option, and includes an option for the lessee to purchase its portion of the warehouse and fabricating facilities for the fair market value as determined in accordance with the agreement. Total annual rental income is $490,000, and rental income for the six months ended June 30, 2005 of $245,000 is included in the accompanying consolidated statement of operations. The total cost and carrying value of the facilities in Chicago are approximately $5,024,000 and $3,728,000, respectively.
Future minimum rental income, should the option noted above not be exercised, is as follows:

Year Ending
June 30,	Amount

2006	$490,000
2007	$490,000
2008	$490,000
2009	$490,000
2010	$490,000
Thereafter	$3,920,000
(10)	Commitments and Contingencies
The Company is involved in legal actions that are routine in nature and incidental to its normal course of business. While legal counsel is unable to determine the ultimate outcome of these matters, based upon information available at this time to the Company, management believes that these matters will not result in any material adverse effect on the Company’s consolidated financial position or results of operations.
A portion of Chapel Steel Corp’s common stock is pledged as collateral under a promissory note between Chapel Steel Corp’s shareholders. This note was subsequently paid in full in connection with the sale of Chapel Steel Corp. as described in Note 11.
Chapel Steel Corp. has employment agreements with certain employees. Obligations under these agreements are payable in 2007, and have been accrued as of June 30, 2005.

CHAPEL STEEL CORP. AND AFFILIATES
Notes to Consolidated Financial Statements
June 30, 2005
(11)	Sale of Chapel Steel Corp.
On May 31, 2005, Chapel Steel Corp. entered into an agreement (the Agreement) to sell all of the issued and outstanding stock of Chapel Steel Corp. to an unrelated company. Chapel Steel Corp. converted to a C corporation for income tax purposes effective July 1, 2005, the date of the sale. The shareholders of Chapel Steel Corp. also entered into non-compete agreements with the buyer. The Agreement also provides the buyer with the option to purchase the real property leased to Chapel Steel Corp. by the Real Estate Entities as described in Note 2, for fair market value as determined in accordance with the agreement.

SUPPLEMENTARY INFORMATION

CHAPEL STEEL CORP. AND AFFILIATES
Consolidating Balance Sheet
June 30, 2005

	Chapel Steel	JRS Realty	Triple J
	Corp.	Associates, LLC	Realty Co., Ltd.

ASSETS
Current assets:
Cash and cash equivalents	$1,000	$165,593	$192,675
Accounts receivable, trade, net of allowance for doubtful accounts of $557,000	24,549,529	—	—
Inventories, net of reserves of $2,220,000	26,261,258	—	—
Investments in related parties	—	148,475	—
Prepaid expenses and other current assets	569,938	97,932	—

Total current assets	51,381,725	412,000	192,675

Property, plant and equipment, net	2,281,726	3,727,560	1,499,771

Other assets, net	179,488	114,853	8,004

	$53,842,939	$4,254,413	$1,700,450

LIABILITIES AND SHAREHOLDERS’ EQUITY, MEMBERS’ EQUITY AND PARTNERS’ CAPITAL
Current liabilities:
Line of credit	$16,770,156	$—	$—
Mortgages payable	—	—	113,880
Bonds payable	—	600,000	—
Loan from partner	—	—	—
Accounts payable	15,622,118	—	—
Accrued expenses	1,499,207	22,270	8,142
Customer deposits	593,804	—	—

Total current liabilities	34,485,285	622,270	122,022

Mortgages payable, net of current portion	—	—	1,284,039
Bonds payable, net of current portion	—	2,830,000	—
Loan from partner, less current portion	—	—	—

	34,485,285	3,452,270	1,406,061

Shareholders’ equity, Members’ equity and Partners’ capital:
Common stock, par value $1 per share; 100,000 shares authorized, 1,097 shares issued and 597 shares outstanding	597	—	—
Additional paid-in capital	207,247	—	—
Treasury stock, 500 shares, at cost	(120,900)	—	—
Retained earnings	19,270,710	—	—
Members’ equity	—	802,143	—
Partners’ capital	—	—	294,389

	19,357,654	802,143	294,389

	$53,842,939	$4,254,413	$1,700,450

See accompanying notes to consolidated financial statements.

Schedule I

Four J Realty	Matrix 2004		Consolidated
Associates, Ltd.	Associates, LP	Eliminations	Total

$183,301	$46,150	$—	$588,719

—	—	—	24,549,529
—	—	—	26,261,258
—	—	(148,475)	—
—	—	(62,500)	605,370

183,301	46,150	(210,975)	52,004,876

2,106,982	1,869,669	—	11,485,708

—	—	—	302,345

$2,290,283	$1,915,819	$(210,975)	$63,792,929

$—	$—	$—	$16,770,156
110,172	—	—	224,052
—	—	—	600,000
—	150,818	—	150,818
—	—	—	15,622,118
39,694	21,500	(62,500)	1,528,313
—	—	—	593,804

149,866	172,318	(62,500)	35,489,261

1,767,861	—	—	3,051,900
—	—	—	2,830,000
—	1,700,280	—	1,700,280

1,917,727	1,872,598	(62,500)	43,071,441

—	—	—	597
—	—	—	207,247
—	—	—	(120,900)
—	—	—	19,270,710
—	—	—	802,143
372,556	43,221	(148,475)	561,691

372,556	43,221	(148,475)	20,721,488

$2,290,283	$1,915,819	$(210,975)	$63,792,929

CHAPEL STEEL CORP. AND AFFILIATES
Consolidating Schedule of Operations
Six Months Ended June 30, 2005

		JRS Realty	Triple J
	Chapel Steel	Associates, LLC	Realty Co., Ltd.

Revenues, net	$136,707,745	$335,000	$160,000

Cost of goods sold
	110,197,436	—	—

Gross margin	26,510,309	335,000	160,000

Operating expenses (gains):
Selling, general and administrative	9,356,130	109,125	110,285
Warehousing	2,793,432	—	—
Compensation programs related to sale	20,887,000	—	—
Interest	50,682	40,862	98,805
Gain on sale of property	—	—	(320,000)

	33,087,244	149,987	(110,910)

Net income (loss)	$(6,576,935)	$185,013	$270,910

See accompanying notes to consolidated financial statements.

Schedule II

Four J Realty	Matrix 2004 Associates,		Consolidated
Associates, Ltd.	LP	Eliminations	Total

$156,000	$129,000	$(535,000)	$136,952,745

—	—	—	110,197,436

156,000	129,000	(535,000)	26,755,309

39,074	12,854	(129,000)	9,498,468
—	—	(406,000)	2,387,432
—	—	—	20,887,000
83,112	56,800	—	330,261
—	—	—	(320,000)

122,186	69,654	(535,000)	32,783,161

$33,814	$59,346	$—	$(6,027,852)